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                        SUPPLEMENT TO THE PROSPECTUS OF
                     DEAN WITTER VARIABLE INVESTMENT SERIES
                               Dated May 1, 1997

The sentences pertaining to the INCOME BUILDER PORTFOLIO in the subsection entitled "Portfolio Management" under the subsection entitled "General Portfolio Techniques" in the section of the Prospectus entitled "INVESTMENT OBJECTIVES AND POLICIES" are hereby replaced by the following:

          Paul D. Vance and Peter M. Avelar, Senior Vice Presidents of InterCapital, have been the primary portfolio co-managers of the INCOME BUILDER PORTFOLIO since its inception and January 1998, respectively, and have been portfolio managers with InterCapital for over five years.

January 23, 1998